Exhibit 10.15

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (“Agreement”) is made by and between Erik Fowler (“Employee”) and LiveVox, Inc. (the “Company”) (jointly referred to as the “Parties” or individually referred to as a “Party”).
WHEREAS, Employee was employed at-will by the Company;
WHEREAS, Employee signed a Terms of Employment (or analogous agreement) with the Company (the “Employment Agreement”);

WHEREAS, Employee separated from employment with the Company effective January 19, 2023 (the “Separation Date”); and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Employee may have against the Company and any of the Releasees (as defined below), including, but not limited to, any and all claims arising out of or in any way related to Employee’s employment with or separation from the Company;
NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee hereby agree as follows:
COVENANTS

1.    Consideration. In consideration of, and contingent on, (i) Employee’s execution of this Agreement, (ii) this Agreement going into effect, and (iii) Employee’s fulfillment of all of its terms and conditions, including, for the avoidance of doubt, the return of any Company computer or laptop in Employee’s possession, the Company agrees as follows:

a    Separation Payment. The Company agrees to pay Employee a lump sum approximately equivalent to six (6) months of Employee’s base salary and target incentive compensation, for a total of $283,100, less applicable withholdings. This payment will be made to Employee within thirty (30) calendar days after the Effective Date.

b    COBRA Payment. The Company shall provide Employee with a lump sum payment approximately equal to the aggregate payments Employee would have to make to maintain health insurance coverage pursuant to COBRA for two (2) months, for a total of $4,778.06, less applicable withholdings. This payment will be made within thirty (30) calendar days after the Effective Date.

c.    Outplacement Services. The Company will provide Employee with 3 months of approved outplacement services by a provider chosen by the Company.

d.    Commission Advances. In exchange for the promises and other consideration in this Agreement, the receipt and sufficiency of which is hereby acknowledged, the Company waives and releases any and all claims relating to or arising from the repayment by Employee of $38,729 in advance commission payments made to Employee.

e.    Acknowledgment. Employee acknowledges that without this Agreement, Employee is otherwise not entitled to the consideration listed in this Section 1.

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2    Stock. Employee acknowledges and agrees that Employee is not entitled to any capital stock, securities or other equity securities or any right to purchase or otherwise obtain shares of capital stock, securities or other equity interests of the Company, and that the vesting of any equity awards granted to Employee by the Company and any parent or subsidiary of the Company ceased on the Separation Date.

2    Benefits. Employee’s Company-sponsored health insurance benefits (if any) shall cease no later than the last day of the month in which the Separation Date occurs (or such earlier date as may be required by applicable plan terms and conditions), subject to Employee’s right to continue Employee’s health insurance under COBRA. Employee’s participation in all benefits and incidents of employment, including, but not limited to, vesting in equity awards, and the accrual of bonuses, vacation, and paid time off, ceased as of the Separation Date.
2    Payment of Compensation and Receipt of All Benefits. Employee acknowledges and represents that, other than the consideration set forth in this Agreement, the Company and its agents have paid or provided all salary, wages, bonuses, accrued vacation/paid time off, notice periods, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, equity awards, vesting, and any and all other benefits and compensation due to Employee.
5.    Indemnification. Employee will continue to be indemnified with respect to any actions taken or omissions occurring while he was an employee, officer and/or director of Company by any indemnity provisions contained in Company’s and its subsidiaries’ and affiliates’ respective Articles of Incorporation and By-Laws immediately prior to his last day of employment and by any directors and officers insurance maintained by Employer.

6.    No Restriction on Employment. The parties agree that except as expressly provided in this Agreement, including in Section 12 hereof, the Employee shall have no restriction on employment after the execution of this Agreement. The parties agree that the Restriction on Post Employment Compensation provided for in the Employment Agreement is void and the Company shall make no attempt to enforce said provision.

7.    Release of Claims. Employee agrees that the consideration set forth in Section 1 above represents settlement in full of all outstanding obligations owed to Employee by the Company and its current and former: officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”). Employee, on Employee’s own behalf and on behalf of Employee’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Employee signs this Agreement, including, without limitation:
a.    any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;
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b.    any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
c.    any and all claims under the law of any jurisdiction, including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;
d.    any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, the following, each as may be amended, and except as prohibited by law: Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Uniformed Services Employment and Reemployment Rights Act; the Immigration Reform and Control Act; the National Labor Relations Act; the New Hampshire Law Against Discrimination; the New Hampshire Equal Pay Law; the New Hampshire Whistleblowers' Protection Act; the New Hampshire Genetic Testing Law; the New Hampshire Jury Duty Protection Law; the Protection of Employees from Domestic Violence; the New Hampshire Worker Adjustment and Retraining Notification Act; the New Hampshire Right to Privacy Law; the New Hampshire Citizens Job Protection Law; the New Hampshire Wiretapping and Eavesdropping Law; the New Hampshire's Uniform Trade Secrets Act; the New Hampshire Safety and Health of Employees Law;
e.    any and all claims for violation of the federal or any state constitution;
f.    any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
g.    any claim for any loss, cost, damage, or expense arising out of any dispute over the nonwithholding or other tax treatment of any of the proceeds received by Employee; and
h.    any and all claims for attorneys’ fees and costs.
Employee agrees that the release set forth in this Section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This release does not release claims that cannot be released as a matter of law, including any Protected Activity (as defined below). Any and all disputed wage claims that are released herein shall be subject to binding arbitration in accordance with Section 16 below, except as required by applicable law. This release does not extend to any right Employee may have to unemployment compensation benefits or workers’ compensation benefits.

    8.    Acknowledgment of Waiver of Claims under ADEA. Employee understands and acknowledges that Employee is waiving and releasing any rights Employee may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Employee understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Employee signs this Agreement. Employee understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled. Employee further understands and acknowledges that Employee has been advised by this writing that: (a) Employee should consult with an attorney prior to executing this
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Agreement; (b) Employee has forty-five (45) days within which to consider this Agreement; (c) as set forth in Exhibit A hereto, Employee has been advised in writing by the Company of the class, unit, or group of individuals covered by the reduction in force, the eligibility factors for the reduction in force, and the job titles and ages of all individuals who were and were not selected; (d) Employee has seven (7) days following Employee’s execution of this Agreement to revoke this Agreement; (e) this Agreement shall not be effective until after the revocation period has expired; and (f) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Employee signs this Agreement and returns it to the Company in less than the 45-day period identified above, Employee hereby acknowledges that Employee has knowingly and voluntarily chosen to waive the time period allotted for considering this Agreement. Employee acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Agreement on the Company’s behalf that is received prior to the Effective Date (the “Revocation Instructions”). The Parties agree that changes, whether material or immaterial, do not restart the running of the 45-day period.
    9.    Unknown Claims. Employee acknowledges that Employee has been advised to consult with legal counsel and that Employee is familiar with the principle that a general release does not extend to claims that the releaser does not know or suspect to exist in Employee's favor at the time of executing the release, which, if known by Employee, must have materially affected Employee's settlement with the Releasees. Employee, being aware of said principle, agrees to expressly waive any rights Employee may have to that effect, as well as under any other statute or common law principles of similar effect.
10.    No Pending or Future Lawsuits. Employee represents that Employee has no lawsuits, claims, or actions pending in Employee’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Employee also represents that Employee does not intend to bring any claims on Employee’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.
11.    Application for Employment. Employee understands and agrees that, as a condition of this Agreement, Employee shall not be entitled to any employment with the Company, and Employee hereby waives any right, or alleged right, of employment or re-employment with the Company. Employee further agrees not to apply for employment with the Company.
12.    Trade Secrets and Confidential Information/Company Property. Employee acknowledges that, separate from this Agreement, Employee remains subject to the continuing obligations to the Company under the provisions of the Employment Agreement that survive its termination, including Section 6, Section 9, and Addendum A therein, (the “Surviving Provisions”).  Employee’s signature below constitutes Employee’s certification under penalty of perjury that Employee has returned all documents and other items provided to Employee by the Company, developed or obtained by Employee in connection with Employee’s employment with the Company, or otherwise belonging to the Company, including, but not limited to, all passwords to any software or other programs or data that Employee used in performing services for the Company.
13.    No Cooperation. Subject to Section 19 below governing Protected Activity, Employee agrees that Employee will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or unless as related directly to the ADEA waiver in this Agreement. Employee agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that Employee cannot provide counsel or assistance.
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14.    Non-disparagement. (a) Subject to Section 19 below governing Protected Activity, Employee agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees. Employee shall direct any inquiries by potential future employers to the Company’s human resources department. (b) The Company agrees that its officers and the Board of Directors shall not defame, disparage or demean Employee or his services in any manner whatsoever.
15.    Breach. Employee acknowledges and agrees that a material breach of this Agreement, unless such breach constitutes a legal action by Employee challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or of any provision of the Employment Agreement shall entitle the Company to recover and/or cease providing the consideration provided to Employee under this Agreement and to obtain damages, except as provided by law, provided, however, that the Company shall not recover One Hundred Dollars ($100.00) of the consideration already paid pursuant to this Agreement, and such amount shall serve as full and complete consideration for the promises and obligations assumed by Employee under this Agreement and the Employment Agreement. Company may only exercise rights under this provision upon a finding by an Arbitrator that Employee has materially breached the terms of this Agreement.
16.    No Admission of Liability. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Employee. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party.
17.    Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation and enforcement of this Agreement.
18.    ARBITRATION. EXCEPT AS PROHIBITED BY LAW, THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, EMPLOYEE’S EMPLOYMENT WITH THE COMPANY OR THE TERMS THEREOF, OR ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION PURSUANT TO THE FEDERAL ARBITRATION ACT (9 U.S.C. § 1, ET SEQ.) (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL RULES SHALL GOVERN AND APPLY TO THIS ARBITRATION AGREEMENT WITH FULL FORCE AND EFFECT, AND ANY STATE COURT OF COMPETENT JURISDICTION MAY STAY PROCEEDINGS PENDING ARBITRATION OR COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. EMPLOYEE AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, EMPLOYEE MAY BRING ANY SUCH ARBITRATION PROCEEDING ONLY IN EMPLOYEE’S INDIVIDUAL CAPACITY. ANY ARBITRATION WILL OCCUR IN THE COUNTY WHERE EMPLOYEE WAS EMPLOYED BY THE COMPANY AS OF THE SEPARATION DATE, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES, EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 16. THE PARTIES AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER NEW HAMPSHIRE’S RULES OF CIVIL PROCEDURE. THE PARTIES AGREE THAT THE ARBITRATOR SHALL BE A FORMER JUDGE AND THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. THE PARTIES ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE
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ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS SECTION CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.
19.    Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Employee or made on Employee’s behalf under the terms of this Agreement. Employee agrees and understands that Employee is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Releasees harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Employee’s failure to pay or delayed payment of, federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs.
20.    Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that Employee has the capacity to act on Employee’s own behalf and on behalf of all who might claim through Employee to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.
21.    Protected Activity Not Prohibited. Employee understands that nothing in this Agreement shall in any way limit or prohibit Employee from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”). Employee understands that in connection with such Protected Activity, Employee is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Employee agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company trade secrets, proprietary information, or confidential information to any parties other than the Government Agencies Employee further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications or privileged attorney work product. Any language in the Employment Agreement or any other agreement with the Company regarding Employee’s right to engage in Protected Activity that conflicts with, or is contrary to, this Section is superseded by this Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Employee is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files
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any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Finally, nothing in this Agreement constitutes a waiver of any rights Employee may have under the Sarbanes-Oxley Act or Section 7 of the National Labor Relations Act.
22.    Section 409A. It is intended that this Agreement comply with, or be exempt from, Code Section 409A and the final regulations and official guidance thereunder (“Section 409A”) and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. Each payment and benefit to be paid or provided under this Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. Payments under Section 1 of this Agreement will be made no later than March 15, 2024. The Company and Employee will work together in good faith to consider either (i) amendments to this Agreement; or (ii) revisions to this Agreement with respect to the payment of any awards, which are necessary or appropriate to avoid imposition of any additional tax or income recognition prior to the actual payment to Employee under Section 409A. In no event will the Releasees reimburse Employee for any taxes that may be imposed on Employee as a result of Section 409A.
23.    Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

24.    Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Employee’s relationship with the Company, with the exception of the Surviving Provisions and any agreement(s) or plan(s) pertaining to equity awards.
25.    No Oral Modification. This Agreement may only be amended in a writing signed by Employee and the Company’s Chief Executive Officer.
26.    Governing Law. This Agreement shall be governed by the laws of the State of New Hampshire, without regard for choice-of-law provisions.
27.    Effective Date. Employee understands that this Agreement shall be null and void if not executed by Employee within the forty-five (45) day period set forth above. Each Party has seven (7) days after that Party signs this Agreement to revoke in accordance with the Revocation Instructions set forth above. This Agreement will become effective on the eighth (8th) day after Employee signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).
28.    Counterparts. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned
[The remainder of this page is intentionally left blank; signature page follows]

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4    Voluntary Execution of Agreement. Employee understands and agrees that Employee executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Employee’s claims against the Company and any of the other Releasees. Employee acknowledges that:
(1)Employee has read this Agreement;
(2)Employee has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Employee’s own choice or has elected not to retain legal counsel;
(3)Employee understands the terms and consequences of this Agreement and of the releases it contains;
(4)Employee is fully aware of the legal and binding effect of this Agreement; and
(5)Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement.
IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.
ERIK FOWLER, an individual
Dated: February 27, 2023
/s/ Erik Fowler
Erik Fowler

LIVEVOX, INC.
Dated: February 27, 2023
/s/ Linda Esperance
Linda Esperance
SVP People Operations

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EXHIBIT A
This Exhibit A lists the job titles and ages of all U.S.-based employees of the LiveVox, Inc. which is the decisional unit for this employment termination program. All listed individuals are covered by and eligible for this employment termination program by virtue of their membership in the decisional unit. An asterisk (*) denotes all employees (as of January 16, 2023) whose employment is being terminated in connection with the reduction in force.

Job Title	Age
Senior Technical Account Manager	43
Senior Technical Account Manager*	38
Technical Account Manager 3*	46
Senior Technical Account Manager*	34
Senior Technical Account Manager	51
Sr. Manager, Technical Account Management	50
Senior Technical Account Manager*	33
Technical Account Manager 3*	47
Director, Technical Account Management	39
Senior Technical Account Manager	47
Senior Technical Account Manager	31
Technical Account Manager 3*	46
Senior Technical Account Manager	39
Manager, Technical Account Management	39
Senior Technical Account Manager	46
Manager, Technical Account Management	34
Senior Technical Account Manager*	58
Senior Technical Account Manager	52
Technical Account Manager 3	36
Technical Account Manager 3*	44
Technical Account Manager 2	35
Technical Account Manager 2	33
Technical Account Manager 3	34
Technical Account Manager 3*	41
VP of Business Operations*	44
Executive Assistant	41
Sr. Executive Assistant, Office Manager*	62
Receptionist / Office Assistant	43
Sr Director, Channel Marketing	37
Senior Channel Marketing Manager	52
Channel Account Manager	58
Channel Account Manager	53
Channel Account Manager	46
Channel Account Manager	50

National Account Director	43
Channel Account Manager	61
Channel Account Manager	53
Sr. Director, Channel Alliances	51
Sr. Manager, Customer Advocacy*	44
Senior Director, Strategic Solutions Services*	34
Sr. CC Data and Knwldg Base Specialist*	33
Lead, Customer Care Representative*	32
Sr. Customer Advocacy Manager	31
Customer Care Representative 2*	29
Sr. Customer Advocacy Manager	37
Customer Advocacy Manager 3*	36
Manager, Customer Care 3*	29
Lead, Customer Care Representative	29
Customer Care Representative 2*	38
Customer Care Representative 1*	33
Telephony Engineer 1	25
Customer Care Representative 1	25
Customer Care Representative 2	27
Customer Care Representative 2	23
Customer Care Training Manager	43
Sr Director, Shared Technical Services *	54
Sr Director, Infrastructure as a Service*	50
Sr. Technical Project Manager*	61
Manager, Technical Project Management	34
Chief Revenue Officer*	51
VP, Corporate Development	56
Sr. Technical Project Manager*	63
Sr. Database Engineer	30
Technical Project Manager 3	33
Technical Project Manager 3	50
Sr. Staff Software Engineer	49
Sr. Staff Software Engineer	54
Senior Staff DBA	53
Senior Director, Engineering	40
Senior Director, LVP	45
Senior Staff Technical Consultant	55
Director, Site Reliability Engineering	45
Sr Staff Big Data & Analytics Engineer	42
Principal SW Engineering Architect	33
Director, Engineering	55
SW Engineering Architect	45

Systems Engineer	43
Sr. Staff Software Engineer	59
Principle Dev Ops Architect	50
Sr. Staff Software Engineer	52
Sr. Staff Software Engineer	40
Sr. Staff Software Engineer	35
Senior Manager, Engineering	59
Principal SW Engineering Architect	40
Sr. Staff Software Engineer	37
Sr. Software Engineer	37
Sr Staff Systems Engineer, Lead	42
DevOps Architect	47
Sr. Software Engineer	40
Director, Engineering	37
Senior Director, Data Analytics	51
Sr. Staff Software Engineer	34
Sr Staff Data Informatics Analyst	37
Sr. Staff Software Engineer	35
Sr. Staff Software Engineer	51
Sr. Cloud Architect*	55
Network Engineer	37
Sr. Staff Software Engineer	38
Sr. Software Engineer	32
Sr. Staff Software Engineer	37
Systems Engineer*	35
Sr. Software Engineer	36
Sr. Software Engineer	40
Sr. Software Engineer	38
Principal SW Engineering Architect	40
Sr. Staff Software Engineer	52
Sr Mgr of Finance - Sales and Mktg Bus Partne	48
Manager, General Ledger Accounting	39
Manager, US/LATAM Payroll / Accts Payable	38
Senior Manager, Finance and Accounting	34
Dir of Finance-OPS and Devt Business Partner	44
Sr. Revenue and AR Management Accountant	63
Sr. Director and Corporate Controller	32
Accounting Assistant	60
Senior SEC Reporting Manager	38
Sr. Manager of Revenue and Technical Accounti	50
Director, Finance & Strategy	32
Sales Commission Analyst	49

Manager, Project Management	34
Sr. Project Manager	33
Manager, Project Management*	49
Project Manager 2*	36
Sr. Project Manager	31
Project Manager 2	28
Project Manager 3	42
Project Manager 1*	30
Project Manager 3*	58
Project Manager 2*	27
Senior Director, Implementation Services*	45
Senior Services Project Manager*	42
Senior Services Project Manager*	38
Senior Services Project Manager*	52
Senior Manager, Services Project Management*	48
Project Manager 1*	30
Project Manager 3*	51
Sr. Project Manager	53
Project Manager 3*	47
Project Manager 2*	34
Project Manager 2*	45
Desktop Support Engineer 3	40
Sr. Manager, Corporate IT	46
Manager, Desktop Systems Support	41
Sr. Information System Engineer	44
Desktop Support Engineer 2	35
Contracts Manager*	57
Manager, Commercial Contracts	36
Senior Paralegal	51
Enterprise Contracts Manager	50
Stock Admin Manager	62
Marketing Director*	36
Business Development Specialist	62
Business Development Representative*	60
Marketing Qualified Rep, Channel Partners	51
Manager, Marketing Events	32
Lead Business Development Representative	39
Lead Sales Development Rep	31
Marketing Operations Admin	33
Sr. Digital Program Manager	50
Sr. Content Marketing Manager	34
Sr Director of Content Strategy	43

Business Development Representative	52
Growth and Retention Manager	31
Creative Director	46
Associate Creative Director	37
Business Development Representative 2	53
Senior Designer	42
Senior Designer	35
Business Development Representative 2	27
Sr. Manager, Business Development	42
Sr Director of Lead Generation	38
Business Development Representative	39
Sales Development Rep 2	56
Business Development Representative*	41
Manager, Business Development	30
Business Development Representative	42
Business Development Representative 2	60
Business Development Representative	39
Business Development Representative 2*	34
Marketing Analyst 2	37
Sales Development Rep 2	34
Senior Proposal Manager	35
Sales Development Rep 2	57
Sales Development Rep 2	28
Sr Content Writer	61
Digital Marketing Strategist 3	37
Business Development Representative	45
Business Development Representative*	42
Business Development Representative*	42
Marketing Events Coordinator	25
Global Wellness and US Benefits Specialist	31
HR Systems and HR Learning Administrator	34
US HR Generalist	35
Senior Director, Global Rewards / People Ops	51
Director, Global People Business Partners	36
Sr. Global Compensation Manager	51
Senior Director of Business Consulting	49
Sr. Business Consultant	38
Director, Solutions Consulting	55
Sr. Business Consultant	38
Sr. Solutions Consultant*	54
Sr. Solutions Consultant	45
Manager, Solutions Consulting	44

Sr. Staff Business Consultant	42
Sr. Business Consultant	37
Sr. Solutions Consultant	40
Sr. Solutions Consultant	40
Sr. Business Consultant*	56
Manager, Business Consulting	38
Solutions Consultant 3	39
Sr. Solutions Consultant	39
Sr. Business Consultant*	40
Solutions Consultant 3	37
Sr. Business Consultant	46
Sr. Solutions Consultant	49
Sr. Business Consultant	54
Sr. Business Consultant*	57
Sr. Business Consultant*	43
Solutions Consultant 3	33
Manager, Integration Services	41
Integration Services Software Engineer 1	23
Sr. Software Engineer	37
Director of Product Management	47
Sr. Product Manager, Contact Center	39
Product Manager, CRM	38
Sr. Product Manager, CRM	38
Sr. Product Manager, CRM	34
Director of Product Analytics	58
Director, Product GTM	48
Product Manager, WFO	33
Senior Director, Product Analytics	42
GM, BusinessPhone.com	49
Sr AIVA Specialist*	48
AIVA Program Manager	52
Senior Technical Editor	62
Product Director*	64
Technical Account Manager - VoiP SME	31
Sr. Manager, SW QA Engineering	44
Sales Operations Manager	55
Senior Director of Sales Operations	47
Sales Enablement Coordinator	25
Senior Salesforce Administrator	50
Director, Sales Enablement	57
Senior Sales Compensation Manager	38
Sales Ops Coordinator 2	35

Salesforce Administrator	42
Sales Operations Project Manager*	30
Sales Enablement Training Manager	55
Sales Enablement Training Manager	58
Instructional Designer	53
National Sales Executive 4*	52
National Sales Executive 5	42
National Sales Executive 4	42
National Sales Executive 4	51
National Sales Executive 5	62
National Sales Executive 5	54
National Sales Executive 5	53
National Sales Executive 3*	38
National Sales Executive 4	70
National Sales Executive 4	53
National Sales Executive 5	64
National Sales Executive 6	49
National Account Executive 3	52
National Account Executive 3	50
National Account Executive 4	52
National Account Executive 4	52
National Account Executive 4	58
National Account Executive 4	54
National Account Executive 2	39
National Account Executive 3	60
National Account Executive 3	60
National Account Executive 3*	50
National Account Executive 4	50
National Account Executive 4	59
National Account Executive 4	61
National Account Executive 3	41
National Account Executive 3*	49
National Account Executive 3	35
National Account Executive 4	57
National Account Executive 4*	55
National Account Executive 5	35
National Account Executive 2	56
National Account Executive 3	58
National Account Executive 3	59
National Account Executive 3	47
National Account Executive 4	46
National Account Executive 5	56

Sr. Director, Strategic Accounts	49
MM Account Manager 3	57
MM Account Manager 3	36
MM Account Manager 4	45
Sales Executive 2	43
Sales Executive 3	52
Sales Executive 3	55
Sales Executive 3	53
Sales Executive 3*	42
Sales Executive 4	49
Regional VP of Sales	59
Regional VP of Sales	47
Regional VP of Sales	58
Sr Regional Vice President (RVP) Sales	61
Sr. Director of Sales	52
Sr. Director of Sales	42
Director, MM Account Management	51
Sr. Director of Sales	54
Sr. Director of Sales	52
Sr. Director of Sales	46
Sr. DevOps Automation Engineer*	32
Manager, DevOps 2	38
Program Management Director	55
Senior Manager, DevOps Automation*	47
Manager, Release Management	41
Sr. Manager, DevOps	37
Technical Support Engineer	45
Technical Support Engineer	40
Sr. Staff Technical Support Engineer	37
Technical Support Engineer 2*	30
Technical Support Engineer 2	35
Technical Support Engineer 1*	30
Technical Support Engineer 2	36
Technical Support Engineer 1	39
Director of Tech Support Reliability	43
Senior Technical Support Engineer	52
Sr. Director, Technical Consulting Services	52
Product Specialist 3	34
Manager, Product Consulting	33
Product Specialist 3	32
Sr. Integration Services Consultant	42
Product UI Specialist 3*	33

Product UI Specialist 3*	35
Manager, Product Specialist	30
Product Specialist 2	28
Senior Director of Security	61
Database Administrator 3	40
Director, VoIP Carrier Ops*	64
Infrastructure & Security Analyst 3	30
Data Informatics Analyst	30
Sr Manager, Data Driven Innovation	31
Sr. Manager, Database Administration	50
Sr. Security Operations Manager	53
Data Analyst, Sales Business Partner	33
Director, Technical Support	57
Senior Product Learning Specialist	54
Senior Instructional Designer	64
Instructional Designer	26
Associate VOIP Engineer*	34
Telephony Engineer 2	52
Senior Telephony Engineer	54
Telephony Engineer 2	41
Director, VOIP Support and Implementation	39

9